TAXES ON INCOME - Schedule of Deferred Income Tax (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Net operating loss carryforward	$ 15,373	$ 14,598
Capital loss carryforward	883	871
Allowances and reserve	401	322
Total deferred tax assets before valuation allowance	16,657	15,791
Valuation allowance	(16,657)	(15,791)
Net deferred tax assets